UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 23, 2017

NATIONAL GENERAL HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-36311	27-1046208
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
59 Maiden Lane, 38th Floor
New York, New York 10038
(Address of principal executive offices) (zip code)
(212) 380-9500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes In Registrant’s Certifying Accountant
On March 23, 2017, the Audit Committee of the Board of Directors of National General Holdings Corp. (the “Company”) approved the appointment of Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm commencing with the quarter ending March 31, 2017 and for the fiscal year ending December 31, 2017. In connection with the selection of E&Y, the Audit Committee decided not to renew the engagement of BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm on March 23, 2017.

During the fiscal years ended December 31, 2016 and 2015, and the period from January 1, 2017 through the date of E&Y’s engagement, neither the Company nor anyone on its behalf consulted E&Y with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Company, in any case where a written report or oral advice was provided to the Company that E&Y concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

During the fiscal years ended December 31, 2016 and 2015, and for the period from January 1, 2017 to March 23, 2017, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements for such years.

BDO’s audit reports on the Company’s consolidated financial statements for the years ended December 31, 2016 and 2015 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that BDO issued an adverse audit report on the effectiveness of the Company's Internal Control Over Financial Reporting in its Report of Independent Registered Public Accounting Firm as of December 31, 2015 due to a material weakness in our internal control over financial reporting as of December 31, 2015 as disclosed in Amendment No. 1 to the Company’s Form 10-K for the year ended December 31, 2015 on Form 10-K/A filed on March 16, 2017. The material weakness that existed as of December 31, 2015 has been remediated through the enhancement of documentation around management’s review procedures by the development and implementation of additional documentation processes with enhanced precision and formalized review procedures.

In addition, during the Company’s two most recent fiscal years ended December 31, 2016 and 2015, and during the interim period from January 1, 2017 to March 23, 2017, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided BDO with a copy of the above disclosures, and has requested that BDO furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. A copy of BDO’s letter, dated March 24, 2017, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits
The following exhibits are furnished as part of this report:

Exhibit Number	Description of Exhibit

16.1	Letter of BDO USA LLP to the Securities and Exchange Commission, dated March 24, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL GENERAL HOLDINGS CORP.

Dated: March 24, 2017	By:	/s/ Jeffrey Weissmann
Jeffrey Weissmann
General Counsel and Secretary